UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 1, 2017

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 5, 2017, Cowen Inc. (the “Company”) filed, with the Securities and Exchange Commission, a Current Report on Form 8-K (the “Initial Form 8-K”) regarding the closing of its acquisition of all of the issued and outstanding equity securities of Convergex Group, Inc. (“Convergex Group”) on June 1, 2017 pursuant to a Securities Purchase Agreement between the Company and Convergex Group dated as of April 2, 2017.

On August 17, 2017, the Company filed, with the Securities and Exchange Commission, a Current Report on Form 8-K/A ("Amendment No. 1") amending Item 9.01 of the Initial Form 8-K.

This Current Report on Form 8-K/A ("Amendment No. 2") is being filed to present certain updated unaudited pro forma combined financial information which is filed as an exhibit hereto, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations and explanatory notes relating to the acquisition and related transactions for the nine month period ended September 30, 2017 is attached as Exhibit 99.1 to this Amendment No. 2.

(b) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations for the nine month period ended September 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.
		By:	/s/ STEPHEN A. LASOTA
		Name:	Stephen A. Lasota
Date:	November 30, 2017	Title:	Chief Financial Officer (principal financial officer and principal accounting officer)

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